SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2004

PANERA BREAD COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-19253 (Commission File Number)	04-2723701 (IRS Employer Identification No.)

6710 Clayton Road Richmond Heights, MO (Address of principal executive offices)	63117 (Zip Code)

314-633-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Exhibit

Exhibit No.	Exhibit
99.1	Press Release, dated February 19, 2004 (furnished pursuant to Items 9 and 12)

Item 9. Regulation FD Disclosure

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant’s fourth quarter and full year 2003 earnings press release dated February 19, 2004.

Item 12. Results of Operations and Financial Condition

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant’s fourth quarter and full year 2003 earnings press release dated February 19, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY
	By:	/s/ Mark E. Hood
		Name:	Mark E. Hood
Date: February 19, 2004		Title:	Senior Vice President Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated February 19, 2004, regarding fourth quarter and full year 2003 earnings (furnished pursuant to Items 9 and 12)